MANAGER AND FOUNDER
        AQUILA MANAGEMENT CORPORATION
        380 Madison Avenue, Suite 2300
        New York, New York 10017

INVESTMENT SUB-ADVISER
        CITIZENS BANK OF RHODE ISLAND
        One Citizens Plaza
        Providence, Rhode Island 02903

BOARD OF TRUSTEES
        Lacy B. Herrmann, Chairman
        Vernon R. Alden
        Paul Y. Clinton
        David A. Duffy
        William J. Nightingale
        J. William Weeks

OFFICERS
        Lacy B. Herrmann, President
        Stephen J. Caridi, Vice President
        Rose F. Marotta, Chief Financial Officer
        Richard F. West, Treasurer
        Edward M.W. Hines, Secretary

DISTRIBUTOR
        AQUILA DISTRIBUTORS, INC.
        380 Madison Avenue, Suite 2300
        New York, New York 10017

CUSTODIAN
        BANK ONE TRUST COMPANY, N.A.
        100 East Broad Street
        Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
        PFPC INC.
        400 Bellevue Parkway
        Wilmington, Delaware 19809

INDEPENDENT AUDITORS
        KPMG PEAT MARWICK LLP
        345 Park Avenue
        New York, New York 10154


Further information is contained in the Prospectus, which must precede or accompany this report.




ANNUAL
REPORT

JUNE 30, 1998


A TAX-FREE INCOME INVESTMENT


AQUILA
[Logo of Aquila Group of Funds: eagle's head)


[Logo of Narragansett Insured Tax-Free Income Fund: a rectangle with profile view of a sailboat on top of waves and three flying seagulls above it]


ONE OF THE
AQUILAsm GROUP OF FUNDS

[Logo of Narragansett Insured Tax-Free Income Fund: a rectangle with profile view of a sailboat on top of waves and three flying seagulls above it]


                 NARRAGANSETT INSURED TAX-FREE INCOME FUND
                               ANNUAL REPORT
             "ATTRACTIVE TAX-FREE RETURNS PLUS HIGH STABILITY"


                                                           August 17, 1998

Dear Investor:

            In our last report letter to you, we discussed the initial impact of the serious economic and currency problems of various countries in the Far East. We observed that these problems have resulted in a "FLIGHT TO QUALITY."

            Specifically, we pointed out that, on a comparative basis, the economy of the United States has continued to be very strong. As a result, the U.S. dollar as a currency, as well as U.S. securities markets, have stood out in the world as a "BEACON OF QUALITY." Narragansett Insured Tax-Free Income Fund shares in this high quality ranking.

            Therefore, in this letter to you, we wish to focus upon the level of tax-free* return provided to you by Narragansett Insured Tax-Free Income Fund in the current marketplace.

ATTRACTIVE TAX-FREE RETURNS

            The rate of inflation in the United States has continued to be relatively low throughout the recent expansion of the economy. This has caused the level of interest rates to decline over recent years.

            This decline in interest rates has provided the opportunity for various municipalities to finance new projects and also to refinance existing projects at lower interest costs to them. Municipalities act much like you and I would when refinancing home mortgages to take advantage of attractive rates. Basically, they are acting to save money.

            While interest rates generated by TAX-FREE municipal bonds have declined over the years, they have not declined as much as rates on a taxable investment. As a result, TAX-FREE municipal securities have become exceptionally attractive - on a comparative basis - with other types of fixed-income securities.

            Indeed, while the benchmark 30-year maturity U.S. Treasury bond is currently yielding approximately 5.65%, its interest income is still subject to taxes. On the other hand, similar maturity municipal securities, of comparable quality, are yielding roughly 5.15% and are TAX-FREE. Thus, comparable TAX-FREE municipal bonds are yielding more than 90% of what high-quality TAXABLE bonds are paying. Consequently, with TAX-FREE municipal securities, you are getting to keep more of the actual return paid. Most significantly, this level of return represents for investors one of the best for TAX-FREE securities in recent years.

            The advantage to you of owning a TAX-FREE investment such as Narragansett Insured Tax-Free Income Fund is vividly illustrated in the following chart. This chart compares the 4.72%** average level of distribution return for Class A Shares (as measured against the maximum public offering price) for the past twelve months with what you would have had to earn with a taxable investment.

[Graphic of bar chart with the following information:]

NARRAGANSETT INSURED TAX-FREE INCOME FUND'S DOUBLE TAX-FREE
DISTRIBUTION RATE AS COMPARED TO THE TAXABLE EQUIVALENT RATE
AN INVESTOR WOULD HAVE TO EARN AT VARIOUS TAX BRACKETS

                                               Tax Bracket
                                      28%        31%         36%       39.6%
Taxable Equivalent Rate              7.10%      7.60%       8.35%      8.98%
Double Tax-Free Distribution Rate    4.72%      4.72%       4.72%      4.72%

            As you will note, you would have to find taxable fixed-income securities that would yield you a level of return quite a bit higher than that achieved by your investment in Narragansett Insured Tax-Free Income Fund. Given the current economic environment, such higher levels of yield would not be possible to obtain, unless significant additional risk was taken in the form of lesser quality securities.

            You should be aware of just how attractive the TAX-FREE return from the Fund is in today's marketplace.

STABILITY OF YOUR INVESTMENT

            Additionally, what we have always tried to achieve for your investment in Narragansett Insured Tax-Free Income Fund is a high level of stability of share value. This is one of the prime objectives that shareholders in the Fund have indicated to us that they would like to have in addition to a good level of tax-free return.




[Graphic of bar chart with the following information:]


NET ASSET VALUE

                 In Dollars
 9/10/92              9.60
12/31/92              9.59
 6/30/93             10.07
12/31/93             10.31
 6/30/94              9.44
12/31/94              9.11
 6/30/95              9.80
12/31/95             10.24
 6/30/96             10.38
12/31/96             10.14
 6/30/97             10.18
12/31/97             10.46
 6/30/98             10.47

            As you will note from the above chart, the Class A share value of the Fund has achieved a high level of stability since the Fund began.

SLEEPING WELL AT NIGHT

            We have always been conscious of the fact that since many of our shareholders are retirees or pre-retirees, they want comfort with regard to obtaining a high degree of safety for their invested capital in the Fund. We are still very mindful of the credit problems and capital losses experienced by many residents of Rhode Island just a few short years ago. Indeed, in our management of Narragansett Insured Tax-Free Income Fund, we have always tried to ensure that you are able to "SLEEP WELL AT NIGHT" knowing that your investment dollars are being well looked after.

            Achieving an attractive level of tax-free return PLUS high stability for your investment in Narragansett Insured Tax-Free Income Fund requires use of various investment strategies.

            We again want to highlight these various investment strategies which the Fund uses to ensure that YOUR MONEY IS WELL PROTECTED.

            These strategies include emphasis on municipal securities having the highest quality credit rating, broad diversification with respect to both number and nature of securities, and an intermediate maturity level with the various holdings in the Fund's portfolio.

            The accompanying three pie charts illustrate these points.




[Graphic of pie chart with the following information:]

PORTFOLIO DISTRIBUTION BY QUALITY
(By Credit Rating)

AAA                             100%


[Graphic of pie chart with the following information:]

PORTFOLIO DISTRIBUTION BY PROJECT

Development                   14.95%
Higher Education              16.06%
Hospitals                      9.50%
Housing                        1.15%
Water                          5.56%
General Obligations           46.79%
Other                          5.99%



[Graphic of pie chart with the following information:]

PORTFOLIO DISTRIBUTION BY MATURITY
(in Years)

0 - 5                          6.72%
6 - 10                        32.39%
11 - 15                       28.87%
16 - 20                       17.07%
Over 20                       14.95%

            At June 30, 1998, 100% of the Fund's overall portfolio was rated AAA - the HIGHEST quality credit rating available for securities. Additionally, nearly the entire portfolio was insured by specialized insurance companies as to principal and interest payments when due.

            There are presently 133 individual issues in the Fund's portfolio, representing a broad diversification in number and variety of project categories throughout the State.

            The average overall maturity of the portfolio is in the intermediate range of 12.7 years. And, the duration is 4.9 years.

            Basically, all these factors are designed to give you "PEACE OF MIND" with your investment in Narragansett Insured Tax-Free Income Fund - providing attractive tax-free return PLUS high stability.

KEEPING YOU IN MIND

            We want you to know, that since the inception of Narragansett Insured Tax-Free Income Fund, we have always kept in mind the level of tax-free return you receive from your investment in the Fund.

            We also keep in mind the degree of stability that we want your investment to possess.

            We achieve this through paying attention to the various areas we have highlighted above.

            These are the prime focuses that we continue to have for you with the Fund.

YOUR CONFIDENCE VALUED

            We value the opportunity to be of service to you. It is our intent to consistently work in your interest with your investment in Narragansett Insured Tax-Free Income Fund.


                                               Sincerely,
                                               /s/ Lacy B. Herrmann
                                               Lacy B. Herrmann
                                               President and Chairman
                                                 of the Board of Trustees


   * In certain circumstances, a small portion of the dividends paid by the Fund will be subject to income taxes, including the alternative minimum tax.

  ** The distribution rate shown represents that of Class A shares. Such data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Different classes of shares are offered by the Fund and their distribution rate and performance will vary because of differences in sales charges and fees paid by shareholders investing in different classes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

            The graph below illustrates the value of $10,000 invested in Class A shares of Narragansett Insured Tax-Free Income Fund at inception of the Fund in September, 1992 and maintaining this investment through the Fund's latest fiscal year end, June 30, 1998, as compared with a hypothetical similar size investment in the Lehman Brothers Insured Municipal Bond Index (the "Index") of municipal securities and the Consumer Price Index (a cost of living index) over that same period. The total return of the investment in the Fund is shown after deduction of the maximum sales charge of 4% at the time of initial investment. It also reflects deduction of the Fund's annual operating expenses and reinvestment of monthly dividends without sales charge. On the other hand, the Index does not reflect any sales charge nor operating expenses but does reflect reinvestment of interest. The performance of the Fund's other classes, first offered on May 1, 1996, may be greater or less than the Class A shares performance indicated on this graph, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

            It should also be specifically noted that the Index is nationally oriented and consists of an unmanaged mix of more than 18,000 insured investment-grade municipal securities of issuers throughout the United States. The Fund, being a single-State fund, is primarily restricted to purchasing insured tax-free municipal bonds issued by the State of Rhode Island, its thirty-nine cities and towns and various political subdivisions.

            The maturities, market prices, and behavior of the individual securities in the Fund's investment portfolio can be affected by local and regional factors which might well result in variances from the market action of the securities in the Index. Furthermore, whatever difference in performance of the Index versus the Fund might also be attributed to the lack of application of annual operating expenses and initial sales charge to the Index.

            Since its inception, the Fund has been managed to provide as stable a share value as possible consistent with producing a competitive income return to shareholders. It has not been managed for maximum total return, since one of the aims of management in structuring the portfolio of the Fund is to reduce fluctuations in the price of the Fund's shares resulting from changes in interest rates.

            As can be observed, however, the pattern of the Fund's results and that of the Index over the period since inception of the Fund track quite similarly, even though they are not entirely comparable in character.

            Previously, the Fund's performance was compared to the Lehman Brothers Municipal Bond Index rather than the Lehman Brothers Insured Municipal Bond Index. A change in the particular index was made by the Fund because it provides a better basis of comparison inasmuch as the Fund only purchased insured bonds since inception. Had the Lehman Brothers Municipal Bond Index been used at June 30, 1998, the value of a $10,000 investment in that Index at inception of the Fund would have been $14,917. However, the corr elation between the Fund's behavior and the Lehman Brothers Insured Municipal Fund Index is more closely related.




[Graphic of a line chart with the following information:]

PERFORMANCE COMPARISON

          Lehman Brothers             Fund After Sales           Cost of
          Municipal Bond Index        Charge and Expenses        Living Index
9/92         $10,000                     $9,600                     $10,000
6/93          11,027                     10,467                      10,227
6/94          10,988                     10,421                      10,489
6/95          11,997                     11,527                      10,800
6/96          12,810                     12,043                      11,098
6/97          13,879                     13,143                      11,353
6/98          15,144                     14,152                      11,544

[Table setup with the following information:]



FUND'S AVERAGE ANNUAL TOTAL RETURN

FOR THE PERIOD ENDED                                       LIFE OF FUND
JUNE 30, 1998                   1 YEAR      5 YEARS        Since 9/10/92
INCLUDING SALES
CHARGE AND EXPENSES             3.74%        5.34%         6.16%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS

PORTFOLIO MANAGER'S ANALYSIS

            Narragansett Insured Tax-Free Income Fund (the "Fund") has strived to provide as high a level of DOUBLE TAX-FREE income as possible within self imposed quality constraints. The Fund has purchased only municipal securities rated AAA by nationally-renown credit rating services. As an extra measure of credit protection to shareholders, nearly all securities owned by the Fund are insured by nationally-prominent specialized insurance companies as to timely payment when due of principal and interest. A maximum average maturity profile of under 15 years has been and will continue to be maintained for the Fund's portfolio in order to produce a reasonable level of income return, yet relatively high stability for the Fund's share price. At the June 30, 1998 fiscal year-end the portfolio had an average maturity of 12.7 years.

            The 1997 calendar year ended on a very strong economic note with gross domestic product ("GDP") growth of 4.3%. The economy continued to improve with first quarter GDP momentum accelerating to 5.8%, well above the strong showing in 1997. The economic recovery has entered the beginning of its eighth year, 87 consecutive months with the close of first quarter 1998. With inflation subdued and interest rates near the fiscal low, the Federal Reserve Board held Federal fund rates even. It has been over a year since short-term fund rates have been changed. Presently long-term interest rates hover close to 5.5%, down from 6.75% a year earlier. Economic growth has been very robust with consumer activity making up for any softness in demand for exports caused by the disruptions in Asia.

            The economic recovery has entered its 8th year, yet inflation and interest rates are not rising. There is evidence corporate earnings are moderating but remain positive. The Federal Treasury continues to benefit from increased tax revenues creating a rare surplus of funds. This surplus is allowing for the retirement of some outstanding Federal debt. A continuance of economic improvement is anticipated but at a moderating pace. Interest rates are near their trading range low and may remain low until improvement in Asia is seen. Quality remains a primary foundation of this Fund. While interest rates have declined we strive to enhance overall yield without foregoing quality.

            Given the current Federal income tax rates and the piggy-back Rhode Island income tax rate, the Narragansett Insured Tax-Free Income Fund produces a yield that is very attractive for Rhode Island residents when compared to taxable fixed-income securities.

            Management believes that having available to the Fund a locally-based investment manager with its knowledge of and experience in the Rhode Island municipal market continues to add considerable value to the portfolio and provides a distinct benefit to Fund shareholders.

            The Fund's investment manager will continue to oversee the portfolio with a strong emphasis on achieving a balance between providing shareholders with share price stability, acceptable double tax-free income return, and maintaining the highest standards of credit quality.

KPMG Peat Marwick LLP


                          INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders of Narragansett Insured Tax-Free Income Fund:

          We have audited the accompanying statement of assets and liabilities of Narragansett Insured Tax-Free Income Fund, including the statement of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Narragansett Insured Tax-Free Income Fund as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                  KPMG Peat Marwick LLP

New York, New York
August 7, 1998

                  NARRAGANSETT INSURED TAX-FREE INCOME FUND
                        STATEMENT OF INVESTMENTS
                           JUNE 30, 1998

                                                                                   RATING
  FACE                                                                            MOODY'S/
  AMOUNT           GENERAL OBLIGATION BONDS (44.1%)                                 S&P              VALUE

                   Town of Bristol, Rhode Island, MBIA Insured
  $1,000,000        5.100%, 08/15/07                                              Aaa/AAA       $1,035,000
     100,000        6.000%, 12/15/11                                              Aaa/AAA          106,375
     100,000        6.000%, 12/15/12                                              Aaa/AAA          106,250
                   Town of Burrillville, Rhode Island,
                     AMBAC Insured
     405,000        5.300%, 07/15/08                                              Aaa/AAA          424,237
                   Town of Burrillville, Rhode Island,
                     MBIA Insured
     250,000        5.400%, 10/15/06                                              Aaa/AAA          264,062
     250,000        5.500%, 10/15/07                                              Aaa/AAA          264,688
     150,000        5.700%, 10/15/10                                              Aaa/AAA          158,812
                   Central Falls, Rhode Island, MBIA Insured
     500,000        4.900%, 11/15/05                                              Aaa/AAA          519,375
     500,000        5.200%, 11/15/09                                              Aaa/AAA          520,625
                   Cranston, Rhode Island, MBIA Insured
   1,120,000        5.300%, 07/15/05                                              Aaa/AAA        1,169,000
     300,000        5.500%, 06/15/07                                              Aaa/AAA          324,000
                   Town of Cumberland, Rhode Island,
                     MBIA Insured
     345,000        5.500%, 09/01/06                                              Aaa/AAA          371,306
     500,000        5.600%, 10/01/08                                              Aaa/AAA          526,250
                   Town of Lincoln, Rhode Island, MBIA Insured
     400,000        5.100%, 01/15/06                                              Aaa/AAA          418,000
     400,000        5.200%, 08/15/06                                              Aaa/AAA          418,500
     850,000        5.500%, 08/15/10                                              Aaa/AAA          892,500
     100,000        5.625%, 04/15/11                                              Aaa/AAA          104,250
                   Town of Lincoln, Rhode Island, FGIC Insured
     250,000        5.750%, 08/01/15                                              Aaa/AAA          266,875
                   Narragansett, Rhode Island, MBIA Insured
     300,000        5.100%, 09/15/06                                              Aaa/AAA          313,500
   1,000,000        5.300%, 09/15/08                                              Aaa/AAA        1,048,750
                   Newport, Rhode Island, MBIA Insured
     150,000        6.550%, 08/15/07                                              Aaa/AAA          164,438
                   Newport, Rhode Island, Series B, FGIC
                     Insured
     250,000        4.900%, 05/15/06                                              Aaa/AAA          257,500
     500,000        5.000%, 05/15/07                                              Aaa/AAA          518,125
     500,000        5.100%, 05/15/08                                              Aaa/AAA          521,250

                   Pawtucket, Rhode Island, MBIA Insured
     100,000        6.650%, 09/15/06                                              Aaa/AAA          109,375
                   Pawtucket, Rhode Island, FGIC Insured
     310,000        5.625%, 04/15/07                                              Aaa/AAA          331,312
     500,000        5.750%, 04/15/09                                              Aaa/AAA          531,875
                   Providence, Rhode Island, MBIA Insured
      25,000        6.600%, 01/15/01                                              Aaa/AAA           26,469
     100,000        5.500%, 01/15/04                                              Aaa/AAA          105,750
     100,000        5.900%, 01/15/09                                              Aaa/AAA          106,375
     200,000        5.250%, 01/15/12                                              Aaa/AAA          204,750
                   Providence, Rhode Island, FSA Insured
     700,000        5.500%, 01/15/11                                              Aaa/AAA          738,500
                   Providence, Rhode Island, Series A,
                     MBIA Insured
     100,000        5.400%, 08/01/01                                              Aaa/AAA          104,250
                   Providence, Rhode Island, 1992 Series A,
      90,000         MBIA Insured 5.700%, 08/01/04                                Aaa/AAA           95,288
                   East Providence, Rhode Island, MBIA
                     Insured
     500,000        5.400%, 05/15/07                                              Aaa/AAA          540,000
                   Commonwealth of Puerto Rico, MBIA Insured
      90,000        5.900%, 07/01/06                                              Aaa/AAA           96,188
     100,000        5.750%, 07/01/09                                              Aaa/AAA          105,875
     100,000        6.000%, 07/01/14                                              Aaa/AAA          106,000
     500,000        5.875%, 07/01/18                                              Aaa/AAA          541,250
                   Commonwealth of Puerto Rico, FSA Insured
      50,000        6.000%, 07/01/14                                              Aaa/AAA           53,000
                   Commonwealth of Puerto Rico, AMBAC Insured
     500,000        5.850%, 07/01/15                                              Aaa/AAA          540,625
                   State of Rhode Island Refunding, Series A,
      50,000         FGIC Insured 6.000%, 06/15/02                                Aaa/AAA           53,437
                   Rhode Island Consolidated Capital Development
                     Loan, 1991 Series B, AMBAC Insured
     300,000        6.250%, 05/15/07                                              Aaa/AAA          317,250

                   Rhode Island Consolidated Capital Development
                     Loan, 1991 Series B, MBIA Insured
     380,000        6.250%, 05/15/09                                              Aaa/AAA          403,275
     100,000        6.250%, 05/15/10                                              Aaa/AAA          106,000
                   Rhode Island Consolidated Capital Development
                     Loan, 1992 Series A, FGIC Insured
   1,050,000        5.500%, 08/01/07                                              Aaa/AAA        1,101,188
      25,000        5.500%, 08/01/08                                              Aaa/AAA           26,219
                   Rhode Island Consolidated Capital Development
                     Loan, 1993 Series A, AMBAC Insured
   1,000,000        4.800%, 06/15/02                                              Aaa/AAA        1,025,000
                   Rhode Island Consolidated Capital Development
                     Loan, 1993 Series A, FGIC Insured
   1,000,000        5.100%, 11/01/13                                              Aaa/AAA        1,012,500
                   Town of Scituate, Rhode Island, MBIA Insured
     375,000        5.500%, 04/01/09                                              Aaa/AAA          397,031
                   South Kingstown, Rhode Island, MBIA Insured
     390,000        5.000%, 03/15/08                                              Aaa/AAA          405,600
     125,000        5.125%, 06/01/08                                              Aaa/AAA          130,156
     390,000        5.050%, 03/15/09                                              Aaa/AAA          405,112
     170,000        5.200%, 06/01/09                                              Aaa/AAA          176,800
     170,000        5.250%, 06/01/10                                              Aaa/AAA          176,800
     100,000        6.300%, 12/15/11                                              Aaa/AAA          108,875
                   South Kingstown, Rhode Island, AMBAC Insured
     400,000        4.900%, 11/15/07                                              Aaa/AAA          413,500
                   Warwick, Rhode Island, MBIA Insured
     150,000        6.100%, 11/15/01                                              Aaa/AAA          159,938
                   Warwick, Rhode Island, FGIC Insured
      50,000        7.000%, 11/15/02                                              Aaa/AAA           53,062
                   Warwick, Rhode Island, FSA Insured
     195,000        5.600%, 08/01/14                                              Aaa/AAA          207,431
   1,000,000        5.000%, 03/01/18                                              Aaa/AAA          980,000

                   West Warwick, Rhode Island, MBIA Insured
     500,000        5.800%, 01/01/04                                              Aaa/AAA          533,125
     500,000        5.900%, 01/01/05                                              Aaa/AAA          532,500
                   Woonsocket, Rhode Island, MBIA Insured
     385,000        5.125%, 03/01/11                                              Aaa/AAA          396,550
                   Total General Obligation Bonds                                               24,171,899

                   REVENUE BONDS (55.2%)
                   Higher Education Revenue Bonds (13.9%)
                   Rhode Island Health & Education Building
                     Corp - Higher Education, Various Purpose
      25,000         1990 Series B, FSA Insured 7.250%, 09/15/06                  Aaa/AAA           26,500
                   Rhode Island Health & Education Building
                     Corp - Bryant College, MBIA Insured 6.300%,
     100,000        06/01/03                                                      Aaa/AAA          108,750
                   Rhode Island Health & Education Building
                     Corp - Bryant College, 1992 2nd Series,
      50,000         MBIA Insured  5.550%, 06/01/03                               Aaa/AAA           52,750
     100,000        5.800%, 06/01/05                                              Aaa/AAA          106,375
                   Rhode Island Health & Education Building
                     Corp - Johnson & Wales University, 1993
                     Series A, AMBAC Insured
     100,000        5.200%, 04/01/04                                               NR/AAA          103,750
     500,000        5.250%, 04/01/16                                               NR/AAA          506,250
   1,000,000        5.00%, 09/01/23                                                NR/AAA          993,750
                   Rhode Island Health & Education Building
                     Corp - Johnson & Wales University, 1992
                     Series A, AMBAC Insured
     200,000        5.875%, 04/01/05                                               NR/AAA          215,000
     150,000        5.750%, 04/01/12                                               NR/AAA          159,188
     150,000        6.375%, 04/01/12                                               NR/AAA          165,375
                   Rhode Island Health & Education Building
                     Corp - Providence College, 1993 Series,
                     MBIA Insured
     300,000        5.600%, 11/01/09                                              Aaa/AAA          317,625
     300,000        5.600%, 11/01/10                                              Aaa/AAA          315,750
     500,000        5.600%, 11/01/22                                              Aaa/AAA          513,125

                   Rhode Island Health & Education Building
                     Corp - Rhode Island School of Design,
     200,000         1992 Series, MBIA Insured 5.800%, 06/01/05                   Aaa/AAA          215,500
                   Rhode Island Health & Education Building
                     Corp - Brown University, 1993 Series,
                     MBIA Insured
     500,000        5.400%, 09/01/18                                              Aaa/AAA          505,000
     500,000        5.375%, 09/01/23                                              Aaa/AAA          503,750
                   Rhode Island Health & Education Building
                     Corp - Roger Williams University, 1996
   1,000,000         Series S, AMBAC Insured 5.500%, 11/15/11                      NR/AAA        1,056,250
                   Rhode Island Health & Education Building
                     Corp - Board of Governors, 1993 Series A,
                     MBIA Insured
     450,000        5.300%, 09/15/08                                              Aaa/AAA          469,125
      55,000        5.500%, 09/15/13                                              Aaa/AAA           57,612
     140,000        5.250%, 09/15/23                                              Aaa/AAA          139,825
     500,000        5.250%, 09/15/23                                              Aaa/AAA          499,375
                   Rhode Island Health & Education Building
                     Corp - Board of Governors, 1993 Series B,
                     MBIA Insured
     245,000        5.500%, 09/15/13                                              Aaa/AAA          256,638
                   Rhode Island Health & Education Building Corp -
                     Salve Regina, 1993 Series, AMBAC Insured
     150,000        5.300%, 03/15/00                                               NR/AAA          152,812
     150,000        6.100%, 03/15/06                                               NR/AAA          162,938
                                                                                                 7,603,013

                   Hospital Revenue Bonds (7.6%)
                   Rhode Island Health & Education Building
                     Corporation, Women & Infants Hospital, 1992
                     Series, FSA Insured
     100,000        6.150%, 09/01/05                                              Aaa/AAA          108,375
     400,000        6.350%, 09/01/07                                              Aaa/AAA          436,500
     300,000        6.550%, 09/01/13                                              Aaa/AAA          327,375

                   Rhode Island Health & Education Building
                     Corporation, Kent County Memorial Hospital,
     150,000         1992 Series, MBIA Insured 6.000%, 07/01/06                   Aaa/AAA          159,188
                   Rhode Island Health & Education Building
                     Corporation - Hospital Fing - Lifespan
                     Obligation Group, MBIA Insured
   2,000,000         5.750%, 05/15/23                                             Aaa/AAA        2,112,500
   1,000,000         5.250%, 05/15/26                                             Aaa/AAA          998,750
                                                                                                 4,142,688

                   Mortgage Revenue-Multi Family Bonds (1.1%)
                   Rhode Island Housing & Mortgage Finance Corp,
                     1995 Series A, AMBAC Insured
     300,000        5.450%, 07/01/04                                              Aaa/AAA          316,500
     300,000        5.550%, 07/01/05                                              Aaa/AAA          318,750
                                                                                                   635,250

                   Water and Sewer Revenue Bonds (2.5%)
                   Kent County Water Authority Revenue Bonds, 1994
     250,000         Series A, 5.700%, 07/15/04, MBIA Insured                     Aaa/AAA          268,125
                   Bristol County Rhode Island Water Authority
     750,000         1997 Series A, 5.250%, 07/01/17, MBIA Insured                Aaa/AAA          769,688
                   Bristol County Rhode Island, MBIA Insured
     300,000        5.000%, 12/01/08                                              Aaa/AAA          310,125
                                                                                                 1,347,938

                   Utility Revenue Bonds (.3%)
                   Puerto Rico Electric Power Authority, Series Q,
                     FSA Insured
     100,000        5.750%, 07/01/07                                              Aaa/AAA          106,750
      50,000        6.000%, 07/01/10                                              Aaa/AAA           50,932
                                                                                              157,682

                   Development Revenue Bonds (18.4%)
                   Rhode Island Convention Center Authority,
                     1991 Series A, MBIA Insured (Escrowed to
                     Maturity)
     100,000        6.375%, 05/15/01                                              Aaa/AAA          108,000
     100,000        6.100%, 05/15/02                                              Aaa/AAA          107,250
     150,000        6.300%, 05/15/04                                              Aaa/AAA          161,625
                   Rhode Island Convention Center Authority, 1993
     500,000         Series B, MBIA Insured 5.000%, 05/15/07                      Aaa/AAA          519,375
                   Rhode Island Convention Center Authority, 1993
                     Series A, AMBAC Insured
     500,000        5.400%, 05/15/08                                              Aaa/AAA          526,250
     300,000        5.500%, 05/15/13                                              Aaa/AAA          315,375
     650,000        5.000%, 05/15/20                                              Aaa/AAA          637,812
     940,000        5.000%, 05/15/23                                              Aaa/AAA          915,325
                   Rhode Island Public Building Authority State
                     Public Projects, 1990 Series A, AMBAC Insured
                     (Escrowed to Maturity)
     710,000        6.000%, 02/01/01                                              Aaa/AAA          743,725
     300,000        6.600%, 02/01/02                                              Aaa/AAA          324,000
                   Rhode Island Public Building Authority State
                     Public Projects, 1993 Series A, AMBAC Insured
     500,000        5.100%, 02/01/05                                              Aaa/AAA          519,375
   1,000,000        5.250%, 02/01/10                                              Aaa/AAA        1,031,250
                   Rhode Island Public Building Authority State
                     Public Projects, 1990 Series A, AMBAC Insured
     785,000        6.000%, 02/01/11                                              Aaa/AAA          821,306
                   Rhode Island Public Building Authority State
                     Public Projects, 1989 Series A, AMBAC Insured
                     (Escrowed to Maturity)
     370,000        7.000%, 02/01/00                                              Aaa/AAA          394,050
      35,000        6.750%, 02/01/00                                              Aaa/AAA           37,144
                   Rhode Island Public Building Authority State
                     Public Projects, Series A, MBIA Insured
     250,000        5.250%, 08/01/06                                              Aaa/AAA          252,812

                  Rhode Island Public Building Authority State
                     Public Projects, 1986 Series A, MBIA Insured
     600,000        5.250%, 08/01/07                                              Aaa/AAA          606,750
                   Rhode Island Public Building Authority State
                     Public Projects, 1996 School Series B,
                     MBIA Insured
     500,000        5.500%, 12/15/14                                              Aaa/AAA          526,250
   1,000,000        5.250%, 12/15/14                                              Aaa/AAA        1,026,250
     500,000        5.500%, 12/15/15                                              Aaa/AAA          523,750
                                                                                                10,097,674

                   Pollution Control Revenue Bonds (3.4%)
                   Rhode Island Clean Water Protection, 1993
                     Series A, MBIA Insured
     200,000        5.300%, 10/01/07                                              Aaa/AAA          212,500
     300,000        5.400%, 10/01/09                                              Aaa/AAA          322,125
   1,250,000        5.400%, 10/01/15                                              Aaa/AAA        1,342,188
                                                                                                 1,876,813

                   Other Revenue Bonds (8.0%)
                   State of Rhode Island Depositors Economic
                     Protection Corp., 1992 Series A,
     210,000         FSA Insured 6.000%, 08/01/01                                 Aaa/AAA          221,550
                   State of Rhode Island Depositors Economic
                     Protection Corp., 1992 Series B,
                     MBIA Insured
     135,000        5.500%, 08/01/06                                              Aaa/AAA          144,450
     500,000        6.000%, 08/01/17                                             Aaa/AAA          541,250
                   State of Rhode Island Depositors Economic
                     Protection Corp., 1993 Series A,
                     MBIA Insured
     355,000        5.625%, 08/01/09                                              Aaa/AAA          387,394
                   State of Rhode Island Depositors Economic
                     Protection Corp., 1993 Series B,
                     MBIA Insured
     300,000        5.800%, 08/01/09                                             Aaa/AAA          334,125
     500,000        5.250%, 08/01/21                                              Aaa/AAA          521,250

                   Rhode Island State and Local Facilities
   1,500,000         MBIA Insured 5.400%, 08/01/08                                Aaa/AAA        1,605,000
                   State of Rhode Island Certificates of
                     Participation, Howard Center Improvements,
                     MBIA Insured
    400,000          5.250%, 10/01/10                                             Aaa/AAA          417,000
    200,000          5.375%, 10/01/16                                             Aaa/AAA          206,500
                                                                                                 4,378,519

                     Total Revenue Bonds                                                        30,239,577
                     Total Investments (cost $52,140,019*)    99.3%                             54,411,476
                     Other assets in excess of liabilities     0.7                                 389,415

                     Net Assets                              100.0%                           $ 54,800,891


                   * Cost for Federal tax purposes is identical.

PORTFOLIO ABBREVIATIONS:
  AMBAC            - American Municipal Bond Assurance Corp.
  FGIC             - Financial Guaranty Insurance Co.
  FSA              - Financial Security Assurance
  MBIA             - Municipal Bond Investors Assurance Corp.


See accompanying notes to financial statements.

              NARRAGANSETT INSURED TAX-FREE INCOME FUND
                STATEMENT OF ASSETS AND LIABILITIES
                          JUNE 30, 1998

ASSETS
    Investments at value (cost $52,140,019)                    $  54,411,476
    Interest receivable                                              810,045
    Receivable for Fund shares sold                                  123,809
    Due from Administrator for reimbursement of expenses
      (note 3)                                                        12,569
    Receivable for investment securities sold                          5,000
    Other assets                                                          86
    Total assets                                                  55,362,985

LIABILITIES
    Cash overdraft                                                   395,310
    Accrued expenses                                                  62,844
    Dividends payable                                                 43,910
    Payable for Fund shares redeemed                                  32,069
    Distribution fees payable                                         25,715
    Management fee payable                                             2,246
    Total liabilities                                                562,094

NET ASSETS                                                     $  54,800,891

    Net Assets consist of:
    Capital Stock - Authorized 80,000,000 shares, par value
      $.01 per share                                           $      52,330
    Additional paid-in capital                                    52,522,828
    Overdistribution of net investment income                        (43,776)
    Accumulated net loss on investments                               (1,948)
    Net unrealized appreciation on investments                     2,271,457
                                                               $  54,800,891

CLASS A
    Net Assets                                                 $  52,005,908
    Capital shares outstanding                                     4,966,056
    Net asset value and redemption price per share             $       10.47
    Offering price per share (100/96 of $10.47 adjusted to
      nearest cent)                                            $       10.91

CLASS C
    Net Assets                                                 $   2,778,215
    Capital shares outstanding                                       265,321
    Net asset value and offering price per share               $       10.47
    Redemption price per share (*generally, a charge of
      1% is imposed on the proceeds of shares redeemed
      during the first 12 months after purchase)               $      10.47*

CLASS Y
    Net Assets                                                 $      16,768
    Capital shares outstanding                                         1,601
    Net asset value, offering and redemption price per share   $       10.47

See accompanying notes to financial statements.

                NARRAGANSETT INSURED TAX-FREE INCOME FUND
                        STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME:

    Interest income                                               $ 2,514,878

Expenses:

    Management fee (note 3)                         $   246,189
    Distribution and service fees (note 3)               85,544
    Trustees' fees and expenses (note 8)                 46,522
    Transfer and shareholder servicing agent fees        40,131
    Legal fees                                           38,158
    Shareholders' reports and proxy statements           31,876
    Audit and accounting fees                            20,821
    Registration fees and dues                            6,984
    Custodian fees (note 7)                               6,800
    Insurance                                               834
    Miscellaneous                                        44,541
                                                        568,400

    Management fee waived (note 3)                     (221,568)
    Reimbursement of expenses by Manager (note 3)      (195,380)
    Expenses paid indirectly (note 7)                    (6,800)
      Net expenses                                                    144,652
      Net investment income                                         2,370,226

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

    Net realized gain from securities
       transactions                                        -
    Change in unrealized appreciation on
       investments                                    1,342,773

    Net realized and unrealized gain on
       investments                                                  1,342,773
    Net increase in net assets resulting from
       operations                                                $  3,712,999

See accompanying notes to financial statements.

                 NARRAGANSETT INSURED TAX-FREE INCOME FUND
                   STATEMENTS OF CHANGES IN NET ASSETS

                                                     YEAR ENDED JUNE 30,
                                                    1998             1997
OPERATIONS:
  Net investment income                          $  2,370,226   $   2,028,546
  Net realized gain (loss) from securities
    transactions                                         -             (1,948)
  Change in unrealized appreciation on
    investments                                     1,342,773       1,032,756
    Change in net assets from operations            3,712,999       3,059,354

DISTRIBUTIONS TO SHAREHOLDERS (note 6):
  Class A Shares:
  Net investment income                            (2,351,223)     (2,047,604)
  Net realized gain on investments                       -               -

  Class C Shares:
  Net investment income                               (52,701)         (9,970)
  Net realized gain on investments                       -               -

  Class Y Shares:
  Net investment income                                  (113)             (6)
  Net realized gain on investments                       -               -
    Change in net assets from distributions         (2,404,037)    (2,057,580)

CAPITAL SHARE TRANSACTIONS (note 9):
  Proceeds from shares sold                         14,588,209      8,147,455
  Reinvested dividends and distributions             1,376,354      1,067,542
  Cost of shares redeemed                           (5,497,648)    (5,180,006)
    Change in net assets from capital share
       transactions                                 10,466,915      4,034,991
    Change in net assets                            11,775,877      5,036,765

NET ASSETS:
  Beginning of period                               43,025,014     37,988,249
  End of period                                  $  54,800,891  $  43,025,014

See accompanying notes to financial statements.

NARRAGANSETT INSURED TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Narragansett Insured Tax-Free Income Fund (the "Fund"), a non-diversified, open-end investment company, was organized on January 22, 1992 as a Massachusetts business trust and commenced operations on September
10, 1992. The Fund is authorized to issue 80,000,000 shares and, since its inception to May 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and, as was the case since inception, are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity. They are not available to individual retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On October 31, 1997, the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. At June 30, 1998 there were no Class I shares outstanding. All classes of shares represent interests in the same portfolio of investments in the Fund and are identical as to rights and privileges. They differ only with respect to the effect of sales charges, the distribution and/or service fees borne by the respective class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services; in the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

     In Fiscal 1997, the Fund began amortizing bond premium using the constant yield method. Accordingly, net unrealized appreciation and additional paid-in capital have been adjusted by equal amounts at the beginning of the year. This change had no effect on the Fund's net asset value or distribution policy and conforms to the amortization policy followed by the Fund for Federal tax purposes.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount. Market discount is recognized upon disposition of the security.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.  FEES AND RELATED PARTY TRANSACTIONS

A)  MANAGEMENT ARRANGEMENTS:

      Aquila Management Corporation (the "Manager"), the Fund's founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% on the Fund's net assets.

      Citizens Bank of Rhode Island (the "Sub-Adviser"),formerly known as Citizens Trust Company, serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser.
Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.23 of 1% on the Fund's net assets.

      On November 14, 1997, the Management arrangements described above were approved by the Fund's shareholders and went into effect. From inception of the Fund to that date, Aquila Management Corporation and Citizens Bank of Rhode Island had served as the Fund's Administrator and Investment Manager, respectively, pursuant to agreements with the Fund, for total fees at an annual rate of 0.50 of 1% of the Fund's net assets, the same fee as under the new arrangements.

      For the year ended June 30, 1998, the Fund incurred fees for advisory and administrative services of $246,189 of which $221,568 was voluntarily waived. Additionally, the Manager voluntarily agreed to reimburse the Fund for other expenses during this period in the amount of $195,380. Of this amount, $182,811 was paid prior to June 30, 1998 and the balance of $12,569 was paid in early July 1998.

      Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

B)  DISTRIBUTION AND SERVICE FEES:

      The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc., ("the Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.15% of the Fund's average net assets represented by Class A Shares. For the year ended June 30, 1998, service fees on Class A Shares amounted to $72,087, of which the Distributor received $1,455.

      Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended June 30, 1998, amounted to $10,093. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended June 30, 1998, amounted to $3,364. The total of these payments with respect to Class C Shares amounted to $13,457, of which the Distributor received $11,301.

      Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

      Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within Rhode Island, with the bulk of sales commissions inuring to such dealers. For the year ended June 30, 1998, the Distributor received sales commissions of $22,582.

4. PURCHASES AND SALES OF SECURITIES

      During the year ended June 30, 1998, purchases of securities and proceeds from the sales of securities aggregated $10,909,398 and $10,000, respectively.

      At June 30, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $2,297,339 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $25,882, for a net unrealized appreciation of $2,271,457.

      At June 30, 1998, the Fund had a capital loss carryover of $1,948, which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. If not offset with gains, the loss will expire at June 30, 2006.

5. PORTFOLIO ORIENTATION

      Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Rhode Island, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Rhode Island and whatever effects these may have upon Rhode Island issuers' ability to meet their obligations. However, to mitigate against such risks, the Fund has chosen to have at least 65% and possibly the entire number of issues in the portfolio insured as to timely payment of principal and interest when due by nationally prominent municipal bond insurance companies. At June 30, 1998, all of the securities in the Fund were insured. While such insurance protects against credit risks with portfolio securities, it does not insure against market risk of fluctuations in the Fund's share price and income return.

      The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Rhode

Island income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Rhode Island issuers are not available in the market. At June 30, 1998, the Fund had 2.9% of its net assets invested in eight Puerto Rico municipal issues, all of which are rated AAA and insured or collateralized by U.S. Treasury securities.

6. DISTRIBUTIONS

      The Fund declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share or in cash, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable.

      The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Rhode Island income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to ordinary income taxes. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax.

7. CUSTODIAN FEES

      The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the year ended June 30, 1998, the Fund's custodian fees amounted to $6,800, all of which was offset by such credits. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit with the custodian.

8. TRUSTEES' FEES AND EXPENSES

      During the fiscal year there were seven Trustees. Trustees' fees paid during the year were at the annual rate of $3,000 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. If additional or special meetings are scheduled for the Fund, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Fund also reimburses Trustees for expenses such as travel, accommodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended June 30, 1998, such reimbursements averaged approximately $3,500 per Trustee. One of the Trustees, who is affiliated with the Manager, is not paid any Trustee fees.

9. CAPITAL SHARE TRANSACTIONS

      Transactions in Capital Shares of the Fund were as follows:

                                                 Year Ended                             Year Ended
                                                June 30, 1998                          June 30, 1997
                                            Shares            Amount               Shares            Amount
CLASS A SHARES:
        Proceeds from shares sold        1,171,521       $12,169,353              760,202      $  7,656,627
        Reinvested distributions           128,741         1,340,037              105,705         1,064,301
        Cost of shares redeemed           (512,096)       (5,326,530)            (513,856)       (5,167,501)
          Net change                       788,166         8,182,860              352,051         3,553,427

CLASS C SHARES:
        Proceeds from shares sold          230,636         2,402,356               48,532           490,828
        Reinvested distributions             3,479            36,310                  320             3,235
        Cost of shares redeemed            (16,414)         (171,117)              (1,242)          (12,505)
          Net change                       217,701         2,267,549               47,610           481,558

CLASS Y SHARES:
        Proceeds from shares sold            1,590            16,500                    -                 -
        Reinvested distributions                 -                 6                    1                 6
        Cost of shares redeemed                  -                 -                    -                 -
          Net change                         1,590            16,506                    1                 6
Total transactions in Fund shares        1,007,457     $  10,466,915              399,662     $   4,034,991

              NARRAGANSETT INSURED TAX-FREE INCOME FUND
                        FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    Class A(1)
                                                                Year ended June 30,
                                              1998         1997          1996         1995        1994
Net Asset Value, Beginning of Period         $10.18        $9.93         $9.80        $9.44      $10.07

Income from Investment Operations:
    Net investment income                      0.50         0.51          0.52         0.54        0.53
    Net gain (loss) on securities
      (both realized and unrealized)           0.30         0.26          0.13         0.36       (0.63)

    Total from Investment Operations           0.80         0.77          0.65         0.90       (0.10)

Less Distributions (note 6):
    Dividends from net investment
      income                                  (0.51)       (0.52)        (0.52)       (0.54)      (0.53)
    Distributions from capital gains              -            -             -            -           -

    Total Distributions                       (0.51)       (0.52)        (0.52)       (0.54)      (0.53)

Net Asset Value, End of Period               $10.47       $10.18         $9.93        $9.80       $9.44

Total Return (not reflecting sales
  charge)(%)                                   8.02         7.95          6.72         9.82       (1.11)

Ratios/Supplemental Data
    Net Assets, End of Period
      ($ thousands)                          52,006       42,540        37,988       34,373      31,660
    Ratio of Expenses to Average
      Net Assets (%)                           0.27         0.21          0.14         0.06        0.02
    Ratio of Net Investment Income to
      Average Net Assets (%)                   4.84         5.07          5.19         5.63        5.30
    Portfolio Turnover Rate (%)                0.02         5.29             0            0           0

Net investment income per share and the ratios of income and expenses to average net assets without the voluntary waiver of a portion of the management fee, the Manager's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:
    Net Investment Income ($)                  0.41         0.41          0.42         0.43        0.40
    Ratio of Expenses to Average
      Net Assets (%)                           1.13         1.25          1.17         1.19        1.32
    Ratio of Net Investment Income to
      Average Net Assets (%)                   3.98         4.03          4.16         4.50        4.00


     (1) Designated as Class A Shares on May 1, 1996.

See accompanying notes to financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                        Class C(1)                             Class Y(1)
                                                                    Period(2)                             Period(2)
                                             Year Ended June 30,    Ended June     Year Ended June 30,    Ended June
                                              1998         1997     30, 1996        1998         1997     30, 1996
Net Asset Value, Beginning of Period        $10.18        $9.93         $9.94       $10.19        $9.93      $9.94

Income from Investment Operations:
    Net investment income                     0.40         0.41          0.07         0.59         0.56       0.09
    Net gain (loss) on securities
      (both realized and unrealized)          0.30         0.26         (0.01)        0.29         0.26      (0.01)

    Total from Investment Operations          0.70         0.67          0.06         0.88         0.82       0.08

Less Distributions (note 6):
    Dividends from net investment income     (0.41)       (0.42)        (0.07)       (0.60)       (0.56)     (0.09)
    Distributions from capital gains             -            -             -            -            -           -

    Total Distributions                      (0.41)       (0.42)        (0.07)       (0.60)       (0.56)     (0.09)

Net Asset Value, End of Period              $10.47       $10.18         $9.93       $10.47       $10.19      $9.93

Total Return (not reflecting sales
  charge) (%)                                 6.94         6.89          0.60#        8.80         8.48       0.80#

Ratios/Supplemental Data
    Net Assets, End of Period
      ($ thousands)                          2,778          485           0.1           17          0.1        0.1
    Ratio of Expenses to Average Net
      Assets (%)                              1.28         1.06          0.20#        0.27         0.06       0.14#
    Ratio of Net Investment Income to
      Average Net Assets (%)                  3.76         4.22          0.70#        4.67         5.22       0.89#
    Portfolio Turnover Rate (%)               0.02         5.29             0         0.02         5.29          0
Net investment income per share and the ratios of income and expenses to average net assets without the  voluntary waiver of a portion of the management fee, the Manager's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:
    Net Investment Income ($)                 0.33         0.30          0.06         0.46         0.55       0.08
    Ratio of Expenses to Average Net
      Assets (%)                              1.94         2.10          0.32#        0.84         1.10       0.15#
    Ratio of Net Investment Income to
      Average Net Assets (%)                  3.10         3.18          0.61#        4.10         4.18       0.77#


     (1) New Class of Shares established on May 1, 1996.
     (2) From May 1, 1996 to June 30, 1996.
      #  Not annualized.

See accompanying notes to financial statements.

REPORT ON THE ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

            The Annual Meeting of Shareholders of Narragansett Insured Tax-Free Income Fund (the "Fund") was held on November 14, 1997. The holders of shares representing 70% of the total net asset value of the shares entitled to vote were present in person or by proxy. At the meeting, the following matters were voted upon and approved by the shareholders (the resulting votes for each matter are presented below).

  (1) The election of Lacy B. Herrmann, Vernon R. Alden, Paul Y. Clinton, David A. Duffy, Robert L. Krakoff, William J. Nightingale, and J. William Weeks as Trustees to hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (each Trustee received at least 31,665,320.51 affirmative votes; no more than 421,457.31 votes were withheld for any Trustee).

  (2) The ratification of the selection of KPMG Peat Marwick LLP as the Fund's independent auditors for the fiscal year ending June 30, 1998 (votes for: 31,419,289.84; votes against: 84,778.45; abstentions:
       582,709.53; broker non-votes: 0.00).

  (3) The approval of a proposed Investment Advisory and Administration Agreement with Aquila Management Corp. (votes for: 29,310,061.31; votes against: 435,991.83; abstentions: 712,590.10; broker non-notes:
       1,628,134.58).

  (4) The approval of a proposed Sub-Advisory Agreement between Aquila Management Corporation as Manager and Citizens Bank of Rhode Island as Sub- Adviser (votes for: 27,770,787.93; votes against: 343,106.89; abstentions: 685,106.48; broker non-votes: 3,287,776.52)




FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

            This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

            For the fiscal year ended June 30, 1998, of the total amount of dividends paid by Narragansett Insured Tax-Free Income Fund, 99.59% was "exempt-interest dividends" and the balance was ordinary dividend income.

            Prior to January 31, 1998, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 1997 CALENDAR YEAR.